Capital Lease Obligations (Present Value Of The Net Minimum Lease Payments) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
2014	$ 17
2015	7
2016	0
2017	0
2018	0
Thereafter	0
Total minimum lease payments	24
Less: amount representing interest	(2)
Present value of net minimum lease payments	$ 22